UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 21, 2004

FOUNDRY NETWORKS, INC.

(Exact name of registrant as specified in its charter)

000-26689

(Commission File Number)

Delaware	77-0431154
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)

2100 Gold Street
P.O. Box 649100
San Jose, CA 95164-9100
(Address of principal executive offices, with zip code)

(408) 586-1700
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On October 21, 2004, Foundry Networks, Inc. reported its financial results for the three month period ended September 30, 2004. The Company issued press release announcing these financial results is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1 Press Release of Foundry Networks, Inc. dated October 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FOUNDRY NETWORKS, INC.

Date: October 21, 2004	By:	/s/ Timothy D. Heffner
Timothy D. Heffner
Vice President, Finance and Administration,
Chief Financial Officer (Principal Financial and
Accounting Officer)

FOUNDRY NETWORKS, INC.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Foundry Networks, Inc. dated October 21, 2004.